================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 2, 2005

                             Charming Shoppes, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

       000-07258                                        23-1721355
       ---------                                        ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

             450 Winks Lane, Bensalem, Pennsylvania       19020
             --------------------------------------       -----
            (Address of Principal Executive Offices)    (Zip Code)

                                 (215) 245-9100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                                      - 4 -
                                      - 1 -
Item 1.01.   Entry into a Material Definitive Agreement.

     On June 2, 2005, upon completion of the acquisition of Crosstown Traders, Inc. ("Crosstown"), Charming Shoppes, Inc. (the "Company"), entered into an Amendment and Joinder Agreement (the "Joinder Agreement") by and among Wachovia Bank, National Association, as agent (the "Agent") under the Company's existing Amended and Restated Loan and Security Agreement, dated January 29, 2004 (the "Loan Agreement"), Chestnut Acquisition Sub, Inc., a wholly-owned subsidiary of the Company ("Chestnut"), each borrower under the Loan Agreement, and Crosstown and each of its subsidiaries. In the Joinder Agreement, Crosstown and each of its subsidiaries joined as borrowers under the Loan Agreement, a copy of which was filed as Exhibit 99.2 to the Company's report on Form 8-K dated February 4, 2004.

     Under the Joinder Agreement, in consideration for the right to receive loans, advances and other financial accommodations under the Loan Agreement, Crosstown and its subsidiaries granted to the Agent a continuing security interest in and lien upon certain of their currently existing and later acquired or arising assets and agreed to become jointly and severally liable with each other existing borrower under the Loan Agreement for the payment of any obligations of the borrowers under the Loan Agreement. In addition, pursuant to the Joinder Agreement, Chestnut, Crosstown and Figi's Inc, a wholly-owned subsidiary of Crosstown, agreed to be bound by the provisions of the Shared Pledge Agreement, dated August 16, 2001, by and among certain borrowers and guarantors in favor of the Agent and the lenders under the Loan Agreement.

     As a result of the Joinder Agreement, the Company is now a guarantor of the payment of any obligations owed to the Agent and the lenders by Crosstown and its subsidiaries.


Item 2.01.  Completion of Acquisition or Disposition of Assets.

     On June 2, 2005, the Company completed its previously announced acquisition of all of the capital stock of Crosstown Traders, Inc., a direct marketer of woman's apparel, footwear, accessories and specialty gifts, for approximately $218 million in cash and the assumption of Crosstown's indebtedness of approximately $40 million. The Company, through its subsidiary Chestnut Acquisition Sub, Inc., acquired all of the outstanding capital stock of Crosstown held by affiliates of JPMorgan Partners, the private equity arm of J.P. Morgan Chase & Co., and the other stockholders and optionholders of Crosstown.

     The Stock Purchase Agreement dated May 19, 2005 (the "Purchase Agreement") by and among Chestnut, the Company, Crosstown, each of the stockholders and optionholders of Crosstown whose names are set forth on the signature pages thereto and J.P. Morgan Partners (BHCA), L.P., as representative for the selling parties, is attached as Exhibit 2.1 to this report on Form 8-K and is incorporated herein by reference. Subject to certain limitations and conditions, the selling parties have agreed to indemnify the Company and Chestnut for losses related to breaches of certain representations, warranties and covenants in the Purchase Agreement and certain other matters specified in the Purchase Agreement. The representations and warranties contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and are subject to limitations agreed to by the contracting parties, including being qualified by disclosures between the parties. These representations and warranties were in certain instances made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and are in certain instances subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Accordingly, they may not be relied upon by investors as statements of factual information.

     The Company financed the acquisition with existing cash, borrowings under the Company's revolving credit facility and proceeds received in connection with the previously announced securitization of Crosstown's apparel-related accounts receivable.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Please see the information set forth in "Item 1.01. Entry Into a Material Definitive Agreement" of this report on Form 8-K, which information is incorporated by reference into this Item 2.03 as if fully set forth herein, regarding the Company's obligation to guarantee payment of any obligations owed to the Agent and the lenders by Crosstown and its subsidiaries under the Loan Agreement, as amended.


Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

     The financial statements and additional information required pursuant to
Item 9.01(a) of Form 8-K will be filed by amendment to this report on Form 8-K within 71 calendar days after the date on which this report on Form 8-K must be filed.

(b)  Pro Forma Financial Information.

     The pro forma financial information required pursuant to Item 9.01(b) of Form 8-K will be filed by amendment to this report on Form 8-K within 71 calendar days after the date on which this report on Form 8-K must be filed.

(c)  Exhibits.

2.1 Stock Purchase Agreement dated May 19, 2005 by and among Chestnut Acquisition Sub, Inc., Charming Shoppes, Inc., Crosstown Traders, Inc., the Securityholders of Crosstown Traders, Inc. whose names are set forth on the signature pages thereto and J.P. Morgan Partners (BHCA), L.P., as the Sellers' Representative.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHARMING SHOPPES, INC.
                                           ----------------------
                                           (Registrant)
Date: June 8, 2005
                                           /S/ ERIC M. SPECTER
                                           -------------------
                                           Eric M. Specter
                                           Executive Vice President
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

     2.1 Stock Purchase Agreement dated May 19, 2005 by and among Chestnut Acquisition Sub, Inc., Charming Shoppes, Inc., Crosstown Traders, Inc., the Securityholders of Crosstown Traders, Inc. whose names are set forth on the signature pages thereto and J.P. Morgan Partners (BHCA), L.P., as the Sellers' Representative.